UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                            F O R M 8 - K/A Number 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                Janauary 27, 1999



                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





 0-19118                                                    74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788

     The undersigned registrant hereby amends the following items, financial statements and exhibits of its Current Report on Form 8-K dated November 30, 1998, as set forth in the pages attached hereto.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (B)Unaudited Pro Forma Financial Statements

        (1) Pro Forma Condensed Balance Sheet as of September 30, 1998.

        (2) Pro Forma Statement of Operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro Forma Financial Information


                         PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 give effect to the Wamsutter properties divestiture described in the Form 8-K filed on November 30, 1998. The unaudited pro forma condensed consolidated balance sheet is presented as if the Wamsutter properties divestiture had occurred on September 30, 1998. The unaudited pro forma consolidated statements of operations are presented as if the Wamsutter properties divestiture had occurred at the beginning of the periods presented. The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the Wamustter properties divestiture actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

                 ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1998
                                                             -----------------------------------------
                                                              Historical    Pro Forma     Pro Forma
                                                                           Adjustments
                                                             -----------------------------------------
                                                                          (In Thousands)

ASSETS:
Current Assets
   Cash ...................................................   $  11,268    $    --         $  11,268
   Accounts receivable, less allowance for doubtful
     accounts .............................................       8,952         --             8,952
   Property held for sale .................................      60,250      (60,250)           --
   Equipment inventory ....................................         493         --               493
   Other current assets ...................................         185         --               185
                                                              ---------    ----------      ----------
     Total current assets .................................      81,148      (60,250)         20,898

Property and equipment, based on the full cost method of
   accounting - net .......................................     259,964        1,650 (2)     261,614
Deferred financing fees, net of accumulated amortization ..       8,656         --             8,656
Restricted cash ...........................................          40         --                40
Other assets ..............................................       1,222          602 (3)       1,824
                                                              ---------    ----------      ----------
   Total assets ...........................................   $ 351,030    $ (57,998)      $ 293,032
                                                              =========    ==========      ==========


  LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities:
   Accounts payable .......................................   $   9,450    $    --         $   9,450
   Oil and gas production payable .........................       3,285         --             3,285
   Accrued interest .......................................      13,253         --            13,253
   Income taxes payable ...................................         162         --               162
   Other accrued expenses .................................       1,109         --             1,109
                                                              ---------    ----------      ----------
     Total current liabilities ............................      27,259         --            27,259

Long-term debt:
   Senior notes ...........................................     275,000      (57,998) (1)    217,002
   Credit facility ........................................         100         --               100
   Other ..................................................       7,076         --             7,076
                                                              ---------    ----------      ----------
                                                                282,176      (57,998)        224,178

Premium on senior notes ...................................       3,471         --             3,471
Deferred income taxes .....................................      21,976         --            21,976
Minority interest in foreign subsidiary ...................       9,392         --             9,392
Future site restoration ...................................       3,279         --             3,279

Stockholders' equity ......................................       3,477         --             3,477
                                                              ---------    ----------      ----------
     Total liabilities and stockholders' equity ...........   $ 351,030    $ (57,998)      $ 293,032
                                                              =========    ==========      ==========

See adjustments to unaudited pro forma financial statements.





                 ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                              Nine months ended September 30, 1998
                                              -------------------------------------
                                               Historical   Pro Forma    Pro Forma
                                                           Adjustments
                                              -------------------------------------
                                              (In thousands except per share data)

Revenue:
   Oil and gas production revenues .........   $ 41,406   $ (10,189)(1)   $ 31,217
   Gas processing revenues .................      2,369        --            2,369
   Rig revenues ............................        350        --              350
   Other ...................................      1,884          84 (3)      1,968
                                               ---------   ---------      ---------
                                                 46,009     (10,105)        35,904

Operating costs and expenses:
   Lease operating and production taxes ....     12,530      (1,775)(1)     10,755
   Gas processing costs ....................        857        --              857
   Depreciation, depletion, and amortization     26,049      (3,415)(1)     22,634
   Rig operations ..........................        381        --              381
   General and administrative ..............      3,957        --            3,957
                                               ---------   ---------      ---------
                                                 43,774      (5,190)        38,584
                                               ---------   ---------      ---------
Operating income ...........................      2,235      (4,915)        (2,680)

Other (income) expense:
   Interest income .........................       (418)       --             (418)
   Amortization of deferred financing fee ..        913        --              913
   Interest expense ........................     22,795      (7,230)(3)     15,565
                                               ---------   ---------      ---------
                                                 23,290      (7,230)        16,060
                                               ---------   ---------      ---------
Income (loss) before taxes .................    (21,055)      2,315        (18,740)
Income tax expense (benefit):
   Current .................................        208        --              208
   Deferred ................................     (4,741)       --           (4,741)
Minority interest in income of
   consolidated foreign subsidiary .........        (50)       --              (50)
                                               ---------   ---------      ---------
Income (loss) ..............................    (16,472)      2,315        (14,157)
                                               =========   =========      =========

Net income (loss) per common share .........   $  (2.60)   $    .36       $  (2.24)
                                               =========   =========      =========
Net income (loss) per common share -
   assuming dilution: ......................   $  (2.60)   $    .36       $  (2.24)
                                               =========   =========      =========



See adjustments to unaudited pro forma financial statements.


             ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                   Year Ended December 31, 1997
                                              -------------------------------------
                                               Historical   Pro Forma    Pro Forma
                                                           Adjustments
                                              -------------------------------------
                                              (In thousands except per share data)

Revenue:
   Oil and gas production revenues .........   $ 65,826  $  (13,773)(1)   $ 52,053
   Gas processing revenues .................      3,568        --            3,568
   Rig revenues ............................        334        --              334
   Other ...................................      1,203         114 (3)      1,317
                                               ---------   ---------      ---------
                                                 70,931     (13,659)        57,272
Operating costs and expenses:
   Lease operating and production taxes ....     14,881      (2,386)(1)     12,495
   Gas processing costs ....................      1,252        --            1,252
   Depreciation, depletion, and amortization     30,581      (7,485)(1)     23,096
   Rig operations ..........................        296        --              296
   Proved property impairment ..............      4,600        --            4,600
   General and administrative ..............      4,171        --            4,171
                                               ---------   ---------      ---------
                                                 55,781      (9,871)        45,910
                                               ---------   ---------      ---------
Operating income ...........................     15,150      (3,788)        11,362

Other (income) expense:
   Interest income .........................       (320)       --             (320)
   Amortization of deferred financing fee ..      1,260        --            1,260
   Interest expense ........................     24,620      (3,635)        20,985
   Other expense (income) ..................       (369)       --             (369)
                                               ---------   ---------      ---------
                                                 25,191      (3,635)        21,556
                                               ---------   ---------      ---------
Income (loss) before taxes .................    (10,041)       (153)       (10,194)
Income tax expense (benefit):
   Current .................................        244        --              244
   Deferred ................................     (4,135)       --           (4,135)
Minority interest in income of
   consolidated foreign subsidiary .........        335        --              335
                                               ---------   ---------      ---------
Income (loss) ..............................     (6,485)       (153)        (6,638)

Less dividend requirement on cumulative
   preferred stock .........................       (183)       --             (183)
                                               ---------   ---------      ---------
Net income (loss) applicable to common
   stock ...................................   $ (6,668)   $   (153)      $ (6,821)
                                               =========   =========      =========

Net income (loss) per common share .........   $  (1.11)   $   (.02)      $  (1.13)
                                               =========   =========      =========
Net income (loss) per common share -
   assuming dilution: ......................   $  (1.11)   $   (.02)      $  (1.13)
                                               =========   =========      =========


See  adjustments  to  unaudited  pro  forma financial statements.

  Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as it the transaction had occurred as of September 30, 1998.

     (1) To record net cash proceeds of the transaction as a reduction of long-term debt.

     (2) To adjust property held for sale and property and equipment to reflect actual sales proceeds.

     (3) To record the Company's investment in the Partnership.




         Adjustments to the Unaudited Pro Forma Statement of Operations:

The Unaudited Pro Forma Statements of Operations are presented as if the transaction had been occurred as of the beginning of the periods presented.

     (1) To adjust oil and gas production revenues, lease operating and production taxes and depreciation, depletion and amortization as if this transaction had been completed as of the beginning of the period.

     (2) To adjust interest expense, giving effect to paydown of the Company's long term debt, at the Company's assumed average interest rates.

     (3) To recognize Company's one percent (1%) management fee from the Partnership for the period.

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                          By: ___________________________________
                              Chris Williford
                              Executive Vice President, Chief Financial
                              Officer and Treasurer


Dated:   January 27, 1999